SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6 (e)
    (2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule l4a-12



                      INTERACTIVE FLIGHT TECHNOLOGIES, INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                  [INTERACTIVE FLIGHT TECHNOLOGIES LETTERHEAD]


                              AN IMPORTANT REMINDER


                                                              September 16, 1999


Dear Fellow Stockholder:

A proxy card and proxy statement relating to the Special Meeting of Stockholders of Interactive Flight Technologies, Inc. was previously mailed to you. According to our records, your signed proxy card for this important meeting, which is scheduled for September 30, 1999, has not yet been received.

It is important that your shares be represented and voted at the meeting, regardless of the size of your stake in the Company. You are encouraged to sign, date and mail the enclosed duplicate proxy card today.

As you know, management believes it is in the Company's best interest to merge with and into Global Technologies, Ltd. and therefore encourages you to vote FOR the merger. Your interest and participation in the affairs of the Company are sincerely appreciated.

Thank you for your continued support.



                                                     Very truly yours,


                                                     /s/ James W. Fox
                                                     ------------------
                                                     James W. Fox,
                                                     President


                 IF YOU HAVE RECENTLY MAILED YOUR PROXY, PLEASE
                  ACCEPT OUR THANKS AND DISREGARD THIS REQUEST

                                      PROXY

                      INTERACTIVE FLIGHT TECHNOLOGIES, INC.
              Special Meeting of Stockholders - September 30, 1999

The undersigned stockholder(s) of Interactive Flight Technologies, Inc. (the "Company") hereby nominate(s), constitute(s) and appoint(s) Charles C. Condy and Stephen M. Schachman, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of capital stock of Interactive Flight Technologies, Inc., which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting") of the Company to be held at The Penn Club, 30 West 44th Street, New York, NY at 10:30 a.m., on Thursday, September 30, 1999, and any and all adjournments or postponements thereof, with respect to the matters described in the accompanying Proxy Statement, and in their discretion, on such other matters which properly come before the Meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

     1. Proposal to merge the Company with and into Global Technologies, Ltd.

         FOR                         AGAINST                      ABSTAIN

         (Continued, and to be completed and signed on the reverse side)

                         (Continued from the other side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE SIGN AND DATE BELOW.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO MERGE THE COMPANY WITH AND INTO GLOBAL TECHNOLOGIES, LTD. (THE "MERGER"). THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR" THE MERGER UNLESS OTHER INSTRUCTIONS ARE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

     IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

                        Dated:______________________________________________

                        (Please print name)_________________________________

                        (Signature of Stockholder)__________________________

                        (Please print name)_________________________________

                        (Signature of Stockholder)__________________________


                        Please date this Proxy and sign your name(s) as it/they appear(s) on your stock certificates. Executors, administrators, trustees, etc. should give their full titles. (All joint owners should sign).

         I do        do not       expect to attend the Meeting.

                        Number of Persons:__________________________________

                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                           Two additional ways to vote

                               Vote by Telephone


              It's fast, convenient, and your vote is immediately
                             confirmed and posted.

                            Using a touch-tone phone
                  call the toll-free number shown on the voting
                                instruction form.

                         Just follow these 4 easy steps:

          1. Read the accompanying Proxy Statement and voting instruction form.

          2. Call the toll-free number shown on your voting instruction form.

          3. Enter your 12 digit Control Number located on your voting instruction form.

          4. Follow the simple recorded instructions.


                             Your vote is important!

                               Call 24 hours a day

                               INTERACTIVE FLIGHT
                               TECHNOLOGIES, INC.

                                Vote by Internet


               It's fast, convenient, and your vote is immediately
                              confirmed and posted.

                                WWW.PROXYVOTE.COM

                         Just follow these 4 easy steps:

          1. Read the accompanying Proxy Statement and voting instruction form.

          2. Go to website WWW.PROXYVOTE.COM

          3. Enter your 12 digit Control Number located on your voting instruction form.

          4. Follow the simple recorded instructions.

                             Your vote is important!

                             Go to WWW.PROXYVOTE.COM

                            Available 24 hours a day


   Do not return your Voting Form if you are voting by telephone or Internet.